UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Credit Agreement

 On March 31, 2023, Presto Automation Inc. (“Presto”) entered into a First Amendment to Credit Agreement (the “First Amendment”) with Metropolitan Partners Group Administration, LLC (“Metropolitan”), the administrative, payment and collateral agent for the lenders, in which the parties amended certain covenants and payment provisions of the existing credit agreement, dated as of September 21, 2022 (the “Credit Agreement”).  A copy of the First Amendment is attached to this report as Exhibit 10.2.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Fee Letter

On March 31, 2023, Presto, in connection with the First Amendment and in consideration for Metropolitan’s entering into the First Amendment, entered into the Amended and Restated Fee Letter (the “Fee Letter”) with Metropolitan, pursuant to which Presto paid an amendment fee equal to $200,000 and granted warrants to purchase 400,000 shares of common stock, par value $0.0001 per share (“Common Stock”) of Presto, with an exercise price of $0.01 per share (the “Warrants”), to Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (the “Metropolitan Entities”).  A copy of the Fee Letter is attached to this report as Exhibit 10.2.

The foregoing summary of the Fee Letter does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Fee Letter filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Warrant to Purchase Common Stock

On March 31, 2023, in accordance with the terms of the First Amendment and the Fee Letter, Presto executed certain Warrants to Purchase Common Stock (the “Warrant Agreements”) with each of the Metropolitan Entities.  The Warrants were granted in connection with Metropolitan entering into the First Amendment and the Fee Letter.

The foregoing summary of the Warrants does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Warrant Agreements filed as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

On March 31, 2023, in accordance with the terms of the First Amendment, Presto entered into the Registration Rights Agreement (the “Registration Rights Agreement”) with the Metropolitan Entities, pursuant to which Presto agreed to provide customary registration rights to the Metropolitan Entities with respect to the shares of Common Stock issuable upon exercise of the Warrants described above.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth under Item 1.01 above hereby is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

See the disclosure in Item 1.01 of this Current Report on Form 8-K as it relates to the Warrants.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1

Waiver and First Amendment to Credit Agreement, dated March 31, 2023, by and among Presto Automation Inc., E La Carte, LLC, Metropolitan Partners Group Administration, LLC and certain lenders party thereto.

10.2	Amended and Restated Fee Letter, dated March 31, 2023, by and among Presto Automation Inc., E La Carte, LLC, Metropolitan Partners Group Administration LLC and certain lenders party thereto.
10.3	Warrant to Purchase Common Stock, dated March 31, 2023, by and between Presto Automation Inc. and Metropolitan Levered Partners Fund VII, LP
10.4	Warrant to Purchase Common Stock, dated March 31, 2023, by and between Presto Automation Inc. and Metropolitan Partners Fund VII, LP
10.5	Warrant to Purchase Common Stock, dated March 31, 2023, by and between Presto Automation Inc. and Metropolitan Offshore Partners Fund VII, LP
10.6	Warrant to Purchase Common Stock, dated March 31, 2023, by and between Presto Automation Inc. and CEOF Holdings, LP
10.7	Registration Rights Agreement, dated as of July 1, 2022, by and among Presto Automation Inc. and certain persons listed therein.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: April 6, 2023